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                                                                   Exhibit 10.22

                      AGREEMENT RELATING TO PETsMART CLAIMS

     This Agreement Relating to PETsMART Claims (hereinafter referred to as the "AGREEMENT") is entered into as of December 18, 2003, by and between 75th AND LYMAN CORPORATION, a Delaware corporation ("SELLER"), and INLAND SOUTHEAST DARIEN, L.L.C., a Delaware limited liability company ("BUYER").

                                    RECITALS

     A. Seller and Inland Retail Real Estate Trust, Inc., ("INLAND") have entered into a Purchase and Sale Agreement dated as of November 12, 2003 (the "PURCHASE AGREEMENT"), pursuant to which Seller has agreed to sell to Inland and Inland has agreed to purchase from Seller that certain parcel of land, and improvements, located in the City of Darien, DuPage County, Illinois, commonly known as Darien Towne Centre (the "PROPERTY"). Capitalized terms not otherwise defined in this Agreement shall have the meanings assigned to them in the Purchase Agreement.

     B. Buyer has succeeded to the interest of Inland under the Purchase Agreement.

     C. In connection with the closing of the transaction contemplated under the Purchase Agreement, PETsMART, Inc. ("PETsMART"), a tenant of the Property pursuant to a Shopping Center Lease dated July 17, 1993, as amended by a Letter Agreement dated July 14, 1994 (as so amended, the "PETsMART LEASE"), has executed a Tenant's Estoppel Certificate dated December 11, 2003, in which PETsMART alleges that it has overpaid for certain Common Area Costs, Insurance Costs and Real Estate Taxes (all as defined in the PETsMART Lease) with respect to calendar years 2001 and 2002, and that the Landlord (as defined in the PETsMART Lease) is obligated to repay to PETsMART the following amounts pursuant to the PETsMART Lease (collectively, the "PETsMART CLAIMS"):

          $5,365.03 for year 2001 Common Area Costs
          $1,667.90 for audit fees relating to 2001 Common Area Costs $10,648.34 for year 2002 Common Area Costs
          $3,166.49 for audit fees relating to 2002 Common Area Costs $645.40 for year 2001 Insurance Costs
          $193.62 for audit fees relating to 2001 Insurance Costs $874.14 for year 2002 Insurance Costs
          $262.24 for audit fees relating to 2002 Insurance Costs $4,534.56 for year 2001 Real Estate Taxes
          $1,744.81 for audit fees relating to 2001 Real Estate Taxes $4,869.38 for year 2002 Real Estate Taxes
          $1,460.81 for audit fees relating to 2002 Real Estate Taxes

     D. In connection with the closing of the transaction contemplated by the Purchase Agreement, Seller will set aside from its net sale proceeds $35,432.72 (i.e., the aggregate amount

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of the PETsMART Claims) (including any earnings thereon, the "ESCROWED FUNDS")
in escrow with the Escrow Company pursuant to a separate Escrow Agreement to which Seller, Buyer and the Escrow Company (as defined in the Purchase Agreement) will be parties.

     E. Buyer and Seller desire to set forth their understanding with respect to their respective rights and responsibilities, as between Buyer and Seller, with respect to the PETsMART Claims and any similar claims PETsMART may make with respect to its payments for Common Area Costs, Insurance Costs and Real Estate Taxes during those periods in 2003 preceding the Closing Date (as defined in the Purchase Agreement).

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, including the mutual promises, covenants and agreements herein contained, Seller and Buyer agree as follows:

     1.   SELLER'S CONTINUING LIABILITY FOR PETsMART CLAIMS.

     Nothing in this Agreement shall affect the rights and obligations of the Seller or Buyer under the Purchase Agreement or any document delivered in connection with Closing, including the parties' respective obligations to perform prorations and post-closing reconciliations in the manner contemplated by the Purchase Agreement. Pursuant to the Assignment and Assumption of Leases entered into by Seller and Buyer in connection with Closing Seller shall indemnify Buyer against any amounts owing to PETsMART by the landlord under the PETsMART Lease with respect to the PETsMART Claims.

     2.   DISPOSITION OF ESCROWED FUNDS.

          (a) Upon request by Seller, Buyer and Seller will jointly instruct the Escrow Company to pay to PETsMART the Escrowed Funds, or so much thereof as Seller in its discretion shall specify in its request to Buyer.

          (b) Upon Buyer's presentation of evidence reasonably satisfactory to Seller that PETsMART has setoff any amounts PETsMART alleges are owing with respect to the PETsMART Claims against rent or other amounts due to Buyer with respect to periods on or after Closing, Buyer and Seller will jointly instruct the Escrow Company to pay to Buyer a portion of the Escrowed Funds equal to the amount of such setoff.

          (c) Upon Seller's presentation to Buyer of evidence reasonably satisfactory to Buyer, acting in good faith, that any portion of the PETsMART Claims has been resolved, Buyer shall join with Seller in instructing the Escrow Company to pay to Seller the portion of the Escrowed Funds determined not to be owing to PETsMART with respect to the PETsMART Claims.

          (d) If any Escrowed Funds remain in the possession of the Escrow Company on or after the date that is five business days prior to the date that is nine (9) months from the Closing Date, then upon the request of Buyer or Seller to the other, the parties shall jointly instruct the Escrow Company to commence an interpleader action under applicable law to

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determine the person or persons entitled to the Escrowed Funds and to deposit all remaining Escrowed Funds with the clerk of the court in which such interpleading action is commenced.

          (e) Any Escrowed Funds in the possession of Escrow Company on that date which is nine (9) months from the Closing Date shall be paid by Escrow Company to Buyer upon Buyer's request.

     Buyer shall apply any funds so paid to it pursuant to the provisions of clauses (b) and (e) above in accordance with the provisions of the Purchase Agreement such that, promptly following settlement or other resolution of the PETsMART Claims, Buyer shall pay to Seller any funds distributed to Buyer hereunder other than those amounts determined (by agreement with PETsMART, by decision of any court or arbitrator with jurisdiction, or by Buyer acting in good faith and in a manner not inconsistent with its own handling of Common Area Charges, Insurance Costs and Real Estate Taxes payable under the PETsMART Lease following the Closing) to have been owing to PETsMART on account of the PETsMART Claims. Buyer shall cooperate with Seller's attempts to contest the PETsMART Claims and to collect from PETsMART any setoff amounts for which Buyer received any portion of the Escrowed Funds pursuant to clause (b) above, provided that Seller shall reimburse Buyer for any amounts paid by Buyer to third parties in connection with such, cooperation.

     3.   NOTICE TO PARTIES.

     All notices, demands, deliveries and communications (a "NOTICE") under this Agreement shall be in writing and shall be delivered or sent by: (i) first class, registered or certified mail, postage prepaid, return receipt requested,
(ii) nationally recognized overnight carrier, or (iii) facsimile (provided the original Notice is also sent via a nationally recognized overnight carrier on the next business day) and shall be addressed to the address of the party set forth below with copies to the parties designated below or to such other address as either party may designate by Notice pursuant to this Section. Any Notice transmitted in the manner described above shall be deemed given when personally delivered, upon receipt of facsimile transmission, upon delivery by the designated carrier, or on the third (3rd) business day after mailing, whichever occurs first.

     IF TO SELLER:      75TH AND LYMAN CORPORATION
                        c/o CB Richard Ellis Investors
                        601 108th Avenue, N.E. #1900
                        Bellevue, WA 98004
                        Attention: Paul Chapman
                        Facsimile no. (425-943-6801)

     With copy to:      Heller Ehrman White & McAuliffe LLP
                        701 Fifth Avenue, Suite 6100
                        Seattle, WA 98104-7098
                        Attention: Donald E. Percival
                        Facsimile no. (206) 447-0849

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     IF TO BUYER:       Inland Southeast Darien, L.L.C.
                        2901 Butterfield Road
                        Oak Brook, IL. 60523
                        Attn: G. Joseph Cosenza, Authorized Representative
                        Telephone: (630) 218-4948
                        Facsimile: (630) 218-4900

     4.   EXPENSES AND ATTORNEYS' FEES.

     The prevailing party in any arbitration, suit or other action arising out of or related to this Agreement shall be entitled to recover from the other party all reasonable fees, costs and expenses incurred by the prevailing party in connection with the arbitration, suit or action, including reasonable judicial and extra-judicial attorneys' fees, expenses and disbursements and fees, costs and expenses relating to any mediation, arbitration or appeal.

     5.   GOVERNING LAW AND VENUE.

     This Agreement shall be deemed to be a contract made under the laws of the State of Illinois and for all purposes shall be governed by and interpreted in accordance with the internal laws of the State of Illinois. Any dispute arising under or in any way related to this Agreement shall be adjudicated by any state or federal court located within DuPage County, Illinois (or in the case of federal court, any federal court in the state of Illinois), and each of the parties hereby consents to the exclusive jurisdiction of said courts with respect to such dispute.

     6.   COUNTERPARTS.

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original.

     IN WITNESS WHEREOF, each of the parties executed this Agreement as of the date set forth in the first paragraph.


                                    SELLER:

                                    75TH AND LYMAN CORPORATION,
                                    a Delaware corporation

                                    By:    /s/ Paul C. Chapman
                                           ----------------------------
                                           Paul C. Chapman
                                           Executive Vice President

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                                    BUYER:

                                    INLAND SOUTHEAST DARIEN, L.L.C.,
                                    a Delaware limited liability company,
                                    By: Inland Western Retail Real Estate Trust,
                                    Inc., a Maryland corporation
                                    Its: Sole Member

                                    By:  /s/ G. Joseph Cosenza
                                        -------------------------------
                                        Name:     G. Joseph Cosenza
                                              -------------------------
                                        Its:  Authorized Representative
                                             --------------------------

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                               JOINT ORDER ESCROW

CHICAGO TITLE INSURANCE COMPANY
177 North Clark Street                                     Refer:   Nancy Castro
Chicago, IL 60601
                                                           Phone:   312-223-2709

                                                           Fax No:  312-223-2108

                  STRICT JOINT ORDER ESCROW TRUST INSTRUCTIONS


ESCROW TRUST NO.:__________________ DATE: November 13, 2003


TO:  CHICAGO TITLE AND TRUST COMPANY, ESCROW TRUSTEE:

CUSTOMER IDENTIFICATION:

Seller:  75th and Lyman Corporation    Purchaser:   Inland Retail Real Estate
                                                    Trust, Inc.

Property address:        2189 75th Street, Darien, Illinois

Project Reference:       Darien Towne Centre

Proposed disbursement date:_____________

DEPOSITS:

$35,432.72 withheld from Seller's net proceeds pending resolution of certain claims by PETsMART:

1.______________________________________________________________________________
2.______________________________________________________________________________
3.______________________________________________________________________________

DELIVERY OF DEPOSITS:

The above referenced escrow trust deposits ("deposits") are deposited with the escrow trustee to be delivered by it only upon the receipt of a joint order of the undersigned or their respective legal representatives or assigns.

In no case shall the above-mentioned deposits be surrendered except upon the receipt of an order signed by the parties hereto, their respective legal representatives or assigns, or in obedience to the court order described below provided, however, Purchaser may unilaterally withdraw this Earnest Money from the Escrow on or before that date which is nine (9) months following the Closing of the sale of Darien Towne Centre, in which event Escrowee will promptly notify Seller of such withdrawal.


BILLING INSTRUCTIONS:

ESCROW TRUST FEE WILL BE BILLED AS FOLLOWS:    To Seller

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An annual maintenance fee, as determined by the then current rate schedule, will commence__________________

PLEASE NOTE: The escrow trust fee for these joint order escrow trust instructions is due and payable within 30 days from the projected disbursement date (which may be amended by joint written direction of the parties hereto). In the event no projected disbursement date is ascertainable, said escrow trust fee is to be billed at acceptance and is due and payable within 30 days from the billing date. Chicago Title and Trust Company, at its sole discretion, may reduce or waive the escrow trust fee for these joint order escrow trust instructions in the event the funds on deposit herein are transferred to or disbursed in connection with sale escrow trust instructions or an agency closing transaction established at Chicago Title.

INVESTMENT:

Deposits made pursuant to these instructions may be invested on behalf of any party or parties hereto: Provided, that any direction to escrow trustee for such investment shall be expressed in writing and contain the consent of all other parties to this escrow, and also provided that you are in receipt of the taxpayer's identification number and investment forms as required. Escrow trustee will, upon request, furnish information concerning its procedures and fee schedules for investment.

ESCROW TRUST NO.:__________________

Except as to deposits of funds for which escrow trustee has received express written direction concerning investment or other handling, the parties hereto agree that the escrow trustee shall be under no duty to invest or reinvest any deposits at any time held by it hereunder; and, further that escrow trustee may commingle such deposits with other deposits or with its own funds in the manner provided for the administration of funds under Section 2-8 of the Corporate Fiduciary Act (III, Rev. Stat. 1989, Ch. 17, Par. 1552-8) and may use any part or all such funds for its own benefit without obligation of any party for interest or earnings derived thereby, if any. Provided, however, nothing herein shall diminish escrow trustee's obligation to apply the full amount of the deposits in accordance with the terms of these escrow trust instructions.

In the event the escrow trustee is requested to invest deposits hereunder, Chicago Title and Trust Company is not to be held responsible for any loss of principal or interest which may be incurred as a result of making the investments or redeeming said investment for the purposes of these escrow trust instructions.

COMPLIANCE WITH COURT ORDER:

The undersigned authorize and direct the escrow trustee to disregard any and all notices, warnings or demands given or made by the undersigned (other than jointly) or by any other person. The said undersigned also hereby authorize and direct the escrow trustee to accept, comply with, and obey any and all writs, orders, judgments or decrees entered or issued by any court with or without jurisdiction; and in case the said escrow trustee obeys or complies with any such writ, order, judgment or decree of any court, it shall not be liable to any of the parties hereto or any other person, by reason of such compliance, notwithstanding any such writ, order, judgment or decree be entered without jurisdiction or be subsequently reversed, modified, annulled, set aside or vacated. In case the escrow trustee is made a party defendant to any suit or proceedings regarding this escrow trust, the undersigned, for themselves, their heirs, personal representatives, successors and assigns, jointly and severally, agree to pay to said escrow trustee, upon written demand, all costs, attorneys' fees and expenses incurred with respect thereto. The escrow trustee shall have a lien on the deposit(s) herein for any and all such costs, fees and expenses. If said costs, fees and expenses are not paid, then the escrow trustee shall have the right to reimburse itself out of the said deposit(s).

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EXECUTION:

These escrow trust instructions are governed by and are to be construed under the laws of the State of Illinois. The escrow trust instructions, amendments or supplemental instructions hereto, may be executed in counterparts, each of which shall be deemed an original and all such counterparts together shall constitute one and the same instrument.

             FOR SELLER:                             FOR PURCHASER:

 Firm/Name:  75th and Lyman Corporation   Firm/Name:  The Inland Real Estate
                                                       Group, Inc.

      Attn:  Paul C. Chapman                   Attn:  Gary Pechter, Esq.

   Address:  c/o CB Richard Ellis           Address:  2901 Butterfield Road
              Investors
             601 - 108th Ave. N.E.,
              Suite 1900
             Bellevue, WA 98004          City/State:  Oak Brook, IL 60523

 Phone No.:  425-943-7642                 Phone no.:  630-645-2084

 Signature:  /s/ [ILLEGIBLE]              Signature:  /s/ [ILLEGIBLE]
            --------------------------                -------------------------


ACCEPTED: CHICAGO TITLE AND TRUST COMPANY, AS ESCROW TRUSTEE


        By:                                           Date:
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